ASSIGNMENT AND ASSUMPTION AGREEMENT

This Assignment and Assumption Agreement ("Assignment and
Assumption") is made by Othnet, Inc., a Delaware corporation
("Assignor") and People to People Publishing, Inc., a Delaware corporation ("PPP" or "Assignee").

RECITALS

WHEREAS, the parties hereto propose to enter into a transaction ("Transaction") whereby Othnet will redeem certain shares of its of stock from PPP (the "Redeemed Shares") in exchange for this Assignment and the payment of Thirty Two Thousand Five Hundred Dollars ($32,500) (the "Funds") all as more fully set forth in that certain Redemption Agreement by and between the parties hereto and of even date herewith (the "Redemption Agreement"); and

WHEREAS, the parties hereto have also entered into an Escrow Agreement of even date herewith (the "Escrow Agreement") pursuant to which the terms by which the certificate for the Redeemed Shares and the distribution of the Funds are set forth.

WHEREAS, Assignor has agreed and desires to assign all rights in and to the Othnet Technology (as defined below), and Assignee wishes and has agreed to assume all liabilities with respect to the Othnet Technology and any use made thereof, as set forth below.

AGREEMENT

NOW, THEREFORE, for valuable consideration, receipt of which is hereby acknowledged, the parties agree as follows:

1. Assignment. Subject to Othnet Shareholder Approval (as defined below), Assignor hereby assigns, grants and conveys to Assignee all of Assignor's right, title and interest in and to Patent Application No. 09/921,731 and all source code, data, logic, code, technology, documentation or other proprietary rights associated with Othnet's peer to peer file sharing software, including, without limitation, the technology with respect to digital rights management technology which is the subject of Patent Application No. 09/921,731 filed on behalf of Othnet, and any technology employing this technology and any and all enhancements or improvements made thereon (the "Othnet Technology").

2. Shareholder Approval. The parties hereto acknowledge that the Assignment and Assumption contemplated hereby is subject to the consent of the holders of a majority of the issued and outstanding shares of common stock of Othnet ("Othnet
Shareholder Approval").

3. Assumption. As of the date set forth below, and subject to Othnet Shareholder Approval, Assignee hereby assumes all liabilities and obligations currently outstanding or hereafter incurred in connection with the ownership, operation and use of the Othnet Technology, whether such liabilities or obligations were incurred prior to or after the date hereof, except that PPP shall have no obligation or liability for the legal fees or trade creditor debt associated with the development of the Othnet Technology.

4. Procedures. Upon execution of this Agreement, certificates evidencing the Redeemed Shares and an Assignment Separate from Certificate in the form attached as Exhibit A to the Redemption Agreement shall be deposited with the Escrow Agent (as defined in the Escrow Agreement) and shall be released by the Escrow Agent to Othnet for redemption and cancellation only upon fulfillment of the terms of the Escrow Agreement. If the terms of the Escrow Agreement are not fulfilled on or before September 30, 2002, this Agreement will terminate as of that date, pursuant to Section 9.2 below.

5. Removal of Logos and Trademarks/ Notice of Non-Affilation. Assignee agrees that within three (3) days following execution of this Agreement, Assignee will remove all logos trademarks and other proprietary information belonging to Othnet, Inc. from any and all aspects of the Othnet Technology. Othnet will arrange for the transfer of the legal file for the Othnet Technology patent application to Benjamin S. Houge, along with an assignment of said patent application to PPP, which PPP shall file with the United States Patent and Trademark office.

6. Confidentiality.

6.1 Confidential Information. "Confidential Information" means
(i) any trade secrets relating to either party's product plans, designs, costs, prices and names, finances, marketing plans, business opportunities, personnel, research development or know-how; and (ii) the terms, conditions and existence of this Agreement. "Confidential Information" shall not include information that: (i) is or becomes generally known or available by publication, commercial use or otherwise through no fault of the receiving party; (ii) is known and has been reduced to tangible form by the receiving party at the time of disclosure and is not subject to restriction; (iii) is independently developed or learned by the receiving party; (iv) is lawfully obtained from a third party that has the right to make such disclosure; or (v) is made generally available by the disclosing party without restriction on disclosure.

6.2 Protection of Confidential Information. Each party shall protect the other's Confidential Information from unauthorized dissemination and use with the same degree of care that such party uses to protect its own like information. Neither party will use the other's Confidential Information for purposes other than those necessary to directly further the purposes of this Agreement. Neither party will disclose to third parties the other's Confidential Information without the prior written consent of the other party. Except as expressly provided in this Agreement, no ownership or license right is granted in any Confidential Information.

6.3 Cooperation in the Event of Disclosure. Each party will immediately notify the other upon discovery of any unauthorized use or disclosure of confidential information and will cooperate in any reasonable way to help the other regain possession of the confidential information and prevent further unauthorized use.

7. Warranties.

7.1 People to People. PPP warrants and represents that it has full power to enter into this Agreement and grant the rights set forth herein;

7.2 Othnet.  Othnet warrants and represents that:
(a) It has the full power to enter into this Agreement and grant the rights set forth herein;
(b) It has not previously and will not grant any rights in the Othnet Technology to any third party that are inconsistent with the rights granted to PPP herein; and

7.3 No Other Warranties.  EXCEPT AS EXPRESSLY SET FORTH IN THIS
AGREEMENT, THE OTHNET TECHNOLOGY IS PROVIDED "AS IS" WITHOUT
WARRANTY OF ANY KIND, AND THE PARTIES DISCLAIM ALL OTHER
WARRANTIES, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT
LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS
FOR A PARTICULAR PURPOSE, TITLE AND NONINFRINGEMENT OF
INTELLECTUAL PROPERTY.

8. Indemnity.

8.1 People to People. PPP shall, at its expense and Othnet's request, indemnify Othnet and Othnet's subsidiaries, affiliates, directors, officers, employees, agents and independent contractors from and against any and all claim(s), damages, costs, and expenses (including reasonable attorneys' fees), and pay the amount of any adverse final judgment (or settlement to which PPP and Othnet mutually consent) resulting from: (i) any third party claim(s) that the Othnet Technology infringes any copyright, patent, trademark, trade secret, or other intellectual property or proprietary rights held by any third party, and (ii) any claim or action, which, if true, would constitute a breach of a warranty by PPP in Section 7. Othnet shall provide PPP reasonably prompt notice in writing of any such claim or action and permit PPP, through counsel mutually acceptable to Othnet and PPP, to answer and defend such claim or action and provide PPP information, assistance and authority, at PPP's expense, to help PPP to defend such claim or action.

8.2 Othnet. Othnet shall, at its expense and PPP's request, defend any claim or action brought against PPP, and PPP's subsidiaries, affiliates, directors, officers, employees, agents and independent contractors, which, if true, would constitute a breach of a warranty by Othnet in Section 7, and Othnet will indemnify and hold PPP harmless from and against any costs, damages and fees reasonably incurred by PPP, including but not limited to fees of attorneys and other professionals, that are attributable to such claim. PPP shall:
(i) provide Othnet reasonably prompt notice in writing of any such claim or action and permit Othnet, through counsel mutually acceptable to PPP and Othnet, to answer and defend such claim or action; and (ii) provide Othnet information, assistance and authority, at Othnet's expense, to help Othnet to defend such claim or action. Othnet will not be responsible for any settlement made by PPP without Othnet's written permission, which permission will not be unreasonably withheld.

9. Termination.

9.1 Failure to Obtain Shareholder Approval.  In the event
Shareholder Approval is not obtained on or before September 30, 2002, this Agreement and the obligations hereunder shall terminate, subject to Section 9.3 below.

9.2 Failure to Fulfill Escrow Agreement. In the event the terms of the Escrow Agreement are not met on or before September 30, 2002, this Agreement and the obligations hereunder shall terminate, subject to Section 9.3 below.

9.3 Effect of Termination. In the event of termination or expiration of this Agreement for any reason, (a) the parties obligations under Sections 6, 7, 8 and 10 shall survive; (b) PPP may pursue its business model provided it does not utilize the Othnet Technology; and (c) neither party shall be liable to the other for damages of any sort resulting solely from terminating this Agreement in accordance with its terms.

10. Limitation of Liabilities. EXCEPT WITH REGARD TO THIRD PARTY DAMAGES COVERED UNDER THE INDEMNIFICATION OBLIGATIONS UNDER SECTION 8 ABOVE, AND EXCEPT WITH REGARD TO A BREACH OF
SECTION 7 ABOVE, NEITHER PARTY SHALL BE LIABLE FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, PUNITIVE OR SPECIAL DAMAGES, INCLUDING WITHOUT LIMITATION DAMAGES FOR LOSS OF BUSINESS PROFITS, BUSINESS INTERRUPTION, LOSS OF BUSINESS INFORMATION, AND THE LIKE, ARISING OUT OF OR RELATING TO THIS AGREEMENT, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES AND EVEN IF THE REMEDIES OTHERWISE PROVIDED UNDER THIS AGREEMENT, AT LAW, OR IN EQUITY, FAIL OF THEIR ESSENTIAL PURPOSE, AND REGARDLESS OF THE FORM OR CAUSE OF ACTION OR THE ALLEGED BASIS OF THE CLAIM.

11. Independent Contractors. Neither this Agreement nor any terms and conditions contained herein shall be construed as creating an employer-employee relationship, a partnership, a joint venture, agency, franchise, or other form of agreement or relationship.

12. Governing Law. This Agreement shall be construed and controlled by the laws of the State of Washington, without reference to its conflict of laws provisions.

13. Construction. If for any reason a court of competent jurisdiction finds any provision of this Agreement, or portion thereof, to be unenforceable, such provision will be enforced to the maximum extent permissible so as to effect the intent of the parties, and the remainder of this Agreement will continue in full force and effect. Failure by either party to enforce any provision of this Agreement will not be deemed a waiver of future enforcement of that or any other provision. This Agreement has been negotiated by the parties and their respective counsel and will be interpreted fairly in accordance with its terms and without any strict construction in favor of or against either party.

14. Entire Agreement. This Agreement does not constitute an offer by Othnet and it shall not be effective until signed by both parties. This Agreement constitutes the entire agreement between the parties with respect to its subject matter and merges all prior and contemporaneous communications. It shall not be modified except by a written agreement dated subsequent to the date of this Agreement and signed on behalf of PPP and Othnet by their respective duly authorized representatives.

15. Authority. Each individual signing below hereby represents and warrants that he or she has full authority to sign this Agreement and bind such party to perform all duties and obligations contemplated by this Agreement.

16. Counterparts. This Agreement may be executed in counterparts each of which shall be deemed an original but all of which together shall constitute one and the same instrument.
17. Further Assurances. Each party hereto covenants and agrees to do, execute and deliver, or to cause to be done, executed and delivered, all such further acts, transfers and assurances as may be reasonably requested by the other party for the performance of the transfer and assignment of the Othnet Technology and associated obligations and liabilities hereunder.

IN WITNESS WHEREOF, the parties have executed this Assignment and Assumption Agreement this 9th day of May, 2002.

ASSIGNOR:  OTHNET, INC.

By /s/ Richard Barbari
   Its CEO/Pres


ASSIGNEE: People to People Publishing, Inc.

By /s/ Benjamin S. Houge
   Its President